April 9, 1998


             Supplement to the PaineWebber Capital Appreciation Fund
                                   Prospectus
                              Dated August 1, 1997


Dear Investor,

         This  is  a  supplement  to  the  Prospectus  of  PaineWebber   Capital
Appreciation Fund ("Fund"). At a meeting held on April 8, 1998, the Board of Trustees approved the following matters:

         1. Termination of the Sub-Advisory Contract with Denver Investment Advisors, LLC and the assumption of day-to-day portfolio management responsibilities by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), effective on May 1, 1998.

         2. Changing the name of the Fund to "PaineWebber Mid Cap Fund," also effective on May 1, 1998.

         3. Narrowing the Fund's definition of mid-cap companies to include those companies with market capitalizations of at least $750 million and no more than $6 billion at the time of purchase, also effective on May 1, 1998.

         THE FOLLOWING REPLACES THE INFORMATION CONCERNING THE FUND IN THE "INVESTMENT PHILOSOPHY AND PROCESS" SECTION ON PROSPECTUS P. 15:

CAPITAL APPRECIATION FUND. Mitchell Hutchins follows a disciplined investment process that relies on the Mitchell Hutchins Equity Research Team and the Mitchell Hutchins Factor Valuation Model. The Model screens a universe of companies from ten business sectors to identify undervalued companies with strong earnings momentum that rank well in three measures:

         .     VALUE:  projected dividends, cash flow, earnings and book value;

         . MOMENTUM: earnings and prices to identify companies that could surprise on the upside; and

         . ECONOMIC SENSITIVITY: to forecast how different equity securities and industries may perform under various economic scenarios.

The equity securities in the Model's universe are screened twice a month. Then the Team takes a closer look at those equity securities that meet the capitalization requirements of the Fund and that rank in the top 20% of the Model's universe based on value and momentum. The Team applies traditional fundamental analysis and may speak to the management of these companies, as well

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as their  competitors.  Based on the Team's  findings in the context of Mitchell
Hutchins economic forecast, Mitchell Hutchins' decides whether to purchase or sell equity securities for the Fund.

         THE FOLLOWING SUPPLEMENTS THE INFORMATION CONCERNING THE FUND UNDER THE CAPTION "INVESTMENT TECHNIQUES AND STRATEGIES" ON PROSPECTUS P. 23:

PORTFOLIO TURNOVER. Mitchell Hutchins anticipates restructuring about 50% of the Fund's portfolio of investments following its assumption of day-to-day portfolio management to reflect Mitchell Hutchins' investment philosophy and process. This restructuring could result in higher than usual portfolio turnover for the year. The restructuring could involve correspondingly increased transaction costs, which would be borne directly by the Fund, and may increase the potential for realizing short-term and long-term capital gains, which could increase taxable distributions to Fund shareholders at year-end.

         THE FOLLOWING SUPPLEMENTS THE INFORMATION IN THE FIRST PARAGRAPH CONCERNING THE FUND UNDER THE CAPTION "HOW TO BUY SHARES" ON PROSPECTUS P. 27:

The Fund will be closed to new purchases and exchange purchases into the Fund beginning May 1, 1998 through June 24, 1998.

         THE FOLLOWING REPLACES THE INFORMATION CONCERNING THE FUND IN THE "MANAGEMENT" SECTION ON PROSPECTUS P. 29:

CAPITAL  APPRECIATION FUND. Mark A. Tincher,  Christopher G. Altschul and Antony
J. Scott will be primarily responsible for the day-to-day portfolio management of the Fund beginning on May 1, 1998. Mr. Tincher is a managing director and chief investment officer of equities at Mitchell Hutchins, responsible for overseeing the management of equity investments. Upon his arrival at Mitchell Hutchins, Mr. Tincher formed the Mitchell Hutchins Equity Research Team. Each analyst on the Team focuses on different industries in which the PaineWebber Stock Funds invest. As a result, the Team provides the PaineWebber Stock Funds with more specialized knowledge of various industries in which the Funds invest. The Equity Research Team is also assisted by members of Mitchell Hutchins' fixed income groups, who provide market outlook, interest rate forecasts and other considerations pertaining to domestic equity and fixed income investments. From March 1988 to March 1995, Mr. Tincher worked for Chase Manhattan Private Bank where he was a vice president. Mr. Tincher directed the U.S. funds management and equity research area at Chase and oversaw the management of all Chase U.S. equity funds (the Vista Funds and Trust Investment Funds).

Mr. Altschul joined Mitchell Hutchins in April 1995 and is currently responsible for the quantitative equity valuation model and has various analytical responsibilities. Prior to joining Mitchell Hutchins, Mr. Altschul worked as an equity analyst at Chase Manhattan Bank beginning in 1989. Mr. Scott joined Mitchell Hutchins in May 1996 and is currently an equity analyst responsible for technology, media, entertainment and medical products industries. Prior to joining Mitchell Hutchins, Mr. Scott worked at Morgan Stanley as a research analyst in the technology group beginning in 1992.